Fees Summary	May 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 250,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	5,824.39
Total Offset Amount	0.00
Net Fee	$ 5,824.39
Final Prospectus	false